UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22520

Oppenheimer Ultra-Short Duration Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2018

Item 1. Reports to Stockholders.

Semiannual Report	1/31/2018

Oppenheimer Ultra-Short Duration Fund

Class Y Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/18

	Class Y Shares of the Fund	ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index
6-Month	0.56%	0.58%
1-Year	1.20	0.93
5-Year	0.73	0.29
Since Inception (4/25/11)	0.73	0.24

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). There is no sales charge for Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER ULTRA-SHORT DURATION FUND

Fund Performance Discussion

The Fund’s Class Y shares produced a total return of 0.56% over the six-month reporting period ended January 31, 2018, performing roughly in line with the 0.58% total return of its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. During the December 2017 Federal Open Market Committee (“FOMC”) meeting, the Federal Funds rate was increased to a range of 1.25% to 1.50%. This was the fifth hike since 2015, with three of the hikes coming in 2017.

Despite volatility among short-term interest rates stemming from the Federal Reserve (“Fed”) hikes, the Fund continued to provide a higher level of current income versus alternatives.

MARKET OVERVIEW

In November of 2017, it was announced that Jerome Powell will become the 16th Chair of the Fed. Many market participants believe his appointment by President Trump will allow for a continuation of current policy – a slow and steady rise in the Fed Funds Rate. Mr. Powell has served on the Federal Reserve Board of Governors since 2012 and during this tenure has voted in harmony with the FOMC statements under both Yellen and Bernanke. In addition to a new Fed Chair, there are four open seats on the FOMC. This could reach five open seats should New York Fed President William Dudley retire without a Senate-confirmed replacement. While all these changes present some uncertainty, in our view, the crux of the challenge remains the same – monetary policy. While the number of doves versus hawks may change, one thing remains clear: there will be many eyes on the first FOMC minutes under Powell (March FOMC, release date April 11).

Current broader market and FOMC consensus is for three hikes in 2018, but less certain is the timing. We estimate the most likely scenario includes a hike at each of the March, June, and September meetings. Should the markets remain stable and steady, many on the street are forecasting four hikes in 2018. The more conservative consensus view puts the Fed Funds Rate in the 2.00% to 2.25% range at year-end. Coupled with these hikes, the Fed plans to shrink its balance sheet from $4.5 trillion, a move started in October 2017. While the Fed has not indicated a balance sheet level it intends to hit, it did denote the holdings will not return to pre-recession levels (less than $1 trillion).

Two other areas of constant chatter are the debt ceiling and government shutdown. U.S. Treasury Secretary Steven Mnuchin, in his annual report to Congress, has stated the Treasury has enough cash to last through the end of February before the Treasury uses up its extraordinary borrowing measures. Since December 8, 2017, the Treasury has been drawing down on these measures to finance the government on a temporary basis. We

3        OPPENHEIMER ULTRA-SHORT DURATION FUND

note the Treasury bill curve exhibiting elevated yields for Treasury bills maturing in early March versus the latter part of March and early April, thus signaling market participants’ concern over the Treasury facing technical default. As with previous debt ceilings, we believe a last minute resolution will be no different this time around.

From a credit standpoint, it feels like we have been in the ninth inning for a while now, as credit spreads have continued to tighten during this reporting period. The exception was a small hiccup in November when spreads widened out; however, the overall spread trend line is downward sloping. We believe the tax reform bill will provide a little more flexibility in managing a firm’s financials in the investment grade space. In our view, credit fundamentals remain strong and tax reform is expected to improve earnings and cash flows. We continue to remain cautiously optimistic and keep our watchful eye on macro items (i.e., inflation, unemployment, wages, U.S. dollar, central banks’ balance sheets, etc.) that could also be impactful to this late ninth inning credit cycle.

FUND REVIEW

The Fund has continued to invest the majority of its assets in securities with maturities of one-year or less. This focus generally allows the Fund to have relatively low price volatility and increases its inherent liquidity. At the same time, we continued to complement investments in money market securities with investment grade short-term corporate notes and bonds with maturities of one to three years. To help further mitigate interest rate risk, we have held a short position in Treasury future contracts, which we believe would benefit in value should short Treasury rates rise. We maintained the Fund’s duration at one-half a year or less during the reporting period in anticipation of the rising interest rate environment.

STRATEGY & OUTLOOK

Our strategy continues to be one that seeks income with reduced volatility. We believe in our investment process and our strong fundamental credit analysis. With spreads at compressed levels, we continue to play through many different scenarios and we are not hesitant to act on any potential headline risk. Our outlook is for continued rate hikes in 2018, and our investment strategy is in line with the Fed’s dot plot for 3 hikes this year. We believe the Fund is well positioned to take advantage of these higher rates as long as the Fed continues on a path of slow and steady hikes.

Christopher Proctor, CFA Portfolio Manager

Adam S. Wilde, CFA Portfolio Manager

4        OPPENHEIMER ULTRA-SHORT DURATION FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	62.2%
Short-Term Notes	34.9
Asset-Backed Securities	2.6
U.S. Government Obligations	0.3

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2018, and are based on the total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

5        OPPENHEIMER ULTRA-SHORT DURATION FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/18

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OSDAX)	4/25/11	0.52%	1.13%	0.65%	0.62%
Class I (OSDIX)	11/28/14	0.75	1.40	N/A	1.37
Class Y (OSDYX)	4/25/11	0.56	1.20	0.73	0.73

STANDARDIZED YIELDS		UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 1/31/18		For the 30 Days Ended 1/31/18
Class A	1.67%	Class A	1.62%

Class I	1.74	Class I	1.64

Class Y	1.74	Class Y	1.62

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). There is no sales charge for Class A, Class I and Class Y shares. Class A shares are not currently available for purchase. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended January 31, 2018 and that date’s net asset value (for all share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended January 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance

6        OPPENHEIMER ULTRA-SHORT DURATION FUND

of any investment. These views are as of the close of business on January 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7        OPPENHEIMER ULTRA-SHORT DURATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8        OPPENHEIMER ULTRA-SHORT DURATION FUND

Actual	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During 6 Months Ended January 31, 2018
Class A	$1,000.00	$1,005.20	$1.62
Class I	1,000.00	1,007.50	1.27
Class Y	1,000.00	1,005.60	1.26

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,023.59	1.63
Class I	1,000.00	1,023.95	1.28
Class Y	1,000.00	1,023.95	1.28

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2018 are as follows:

Class	Expense Ratios
Class A	0.32%
Class I	0.25
Class Y	0.25

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS January 31, 2018 Unaudited

	Principal Amount	Value
Asset-Backed Securities—2.6%
Ally Auto Receivables Trust, Series 2017-3, Cl. A2, 1.53%, 3/16/20	$2,769,526	$ 2,764,007
AmeriCredit Automobile Receivables Trust:
Series 2017-2, Cl. A2A, 1.65%, 9/18/20	1,122,018	1,119,696
Series 2017-3, Cl. A2A, 1.69%, 12/18/20	2,000,000	1,995,810
BMW Vehicle Lease Trust:
Series 2016-2, Cl. A2, 1.23%, 1/22/19	584,812	584,112
Series 2017-2, Cl. A2A, 1.80%, 2/20/20	1,000,000	997,291
CNH Equipment Trust:
Series 2016-B, Cl. A2A, 1.31%, 10/15/19	366,388	366,149
Series 2016-C, Cl. A2, 1.26%, 2/18/20	920,118	918,281
Drive Auto Receivables Trust:
Series 2017-1, Cl. A2A, 1.67%, 5/15/19	377,649	377,544
Series 2017-2, Cl. A2A, 1.63%, 8/15/19	439,863	439,717
Ford Credit Auto Lease Trust, Series 2017-A, Cl. A2A, 1.56%, 11/15/19	801,352	799,947
Ford Credit Auto Owner Trust:
Series 2016-B, Cl. A2A, 1.08%, 3/15/19	28,509	28,499
Series 2017-A, Cl. A2A, 1.33%, 12/15/19	950,390	947,969
GM Financial Automobile Leasing Trust, Series 2017-1, Cl. A2A, 1.67%, 9/20/19	1,523,411	1,520,831
GM Financial Consumer Automobile Receivables Trust:
Series 2017-1A, Cl. A2A, 1.51%, 3/16/20[1]	808,912	807,346
Series 2017-2A, Cl. A2A, 1.61%, 5/18/20[1]	2,000,000	1,995,195
Hyundai Auto Lease Securitization Trust:
Series 2016-B, Cl. A2A, 1.24%, 11/15/18[1]	67,751	67,731
Series 2016-C, Cl. A2, 1.30%, 3/15/19[1]	1,274,672	1,273,163
John Deere Owner Trust:
Series 2016-B, Cl. A3, 1.25%, 6/15/20	1,000,000	994,363
Series 2017-A, Cl. A2, 1.50%, 10/15/19	868,868	867,599
Nissan Auto Receivables Owner Trust, Series 2016-B, Cl. A2A, 1.05%, 4/15/19	157,558	157,509
Santander Drive Auto Receivables Trust, Series 2017-1, Cl. A2, 1.49%, 2/18/20	229,825	229,595
Toyota Auto Receivables Owner Trust, Series 2016-C, Cl. A2A, 1.00%, 1/15/19	167,641	167,560
Volvo Financial Equipment LLC, Series 2017-1A, Cl. A2, 1.55%, 10/15/19[1]	1,846,358	1,842,986

Total Asset-Backed Securities (Cost $21,304,205)		21,262,900
U.S. Government Obligation—0.2%
Federal National Mortgage Assn. Nts., 1.40%, 6/13/19 (Cost $2,000,000)	2,000,000	1,979,940
Corporate Bonds and Notes—60.7%
Consumer Discretionary—7.2%
Automobiles—4.4%
American Honda Finance Corp.:
1.50% Sr. Unsec. Nts., 11/19/18	2,000,000	1,990,995

10        OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Automobiles (Continued)
American Honda Finance Corp.: (Continued)
1.569% [US0003M+15] Sr. Unsec. Nts., 11/13/19[2]	$1,000,000	$ 1,000,581
2.00% Sr. Unsec. Nts., 11/13/19	2,000,000	1,987,552
Daimler Finance North America LLC:
1.50% Sr. Unsec. Nts., 7/5/19[1]	3,000,000	2,959,624
2.00% Sr. Unsec. Nts., 8/3/18[1]	4,830,000	4,829,184
Ford Motor Credit Co. LLC, 5.00% Sr. Unsec. Nts., 5/15/18	3,000,000	3,024,769
Harley-Davidson Financial Services, Inc.:
2.25% Sr. Unsec. Nts., 1/15/19[1]	2,800,000	2,794,725
2.40% Sr. Unsec. Nts., 9/15/19[1]	2,040,000	2,033,193
Harley-Davidson Funding Corp., 6.80% Sr. Unsec. Nts., 6/15/18[1]	8,620,000	8,771,842
Toyota Motor Credit Corp.:
1.845% [US0003M+10] Sr. Unsec. Nts., 7/25/19[2]	3,000,000	2,994,683
1.95% Sr. Unsec. Nts., 4/17/20	2,000,000	1,979,998
1.991% [US0003M+26] Sr. Unsec. Nts., 4/17/20[2]	1,000,000	1,002,709
2.20% Sr. Unsec. Nts., 1/10/20	1,500,000	1,496,281

		36,866,136
Hotels, Restaurants & Leisure—0.1%
Starbucks Corp., 2.20% Sr. Unsec. Nts., 11/22/20	500,000	497,040
Internet & Catalog Retail—0.2%
Amazon.com, Inc., 1.90% Sr. Unsec. Nts., 8/21/20[1]	2,000,000	1,971,989
Media—0.9%
21st Century Fox America, Inc.:
6.90% Sr. Unsec. Nts., 3/1/19	1,980,000	2,073,635
7.25% Sr. Unsec. Nts., 5/18/18	1,526,000	1,549,771
8.25% Sr. Unsec. Nts., 8/10/18	3,285,000	3,390,474

		7,013,880
Multiline Retail—1.6%
Dollar General Corp., 1.875% Sr. Unsec. Nts., 4/15/18	13,100,000	13,091,434
Consumer Staples—2.0%
Beverages—0.2%
PepsiCo, Inc.:
1.35% Sr. Unsec. Nts., 10/4/19	1,000,000	984,452
1.55% Sr. Unsec. Nts., 5/2/19	1,000,000	992,048

		1,976,500
Food Products—0.8%
JM Smucker Co. (The), 2.20% Sr. Unsec. Nts., 12/6/19	1,000,000	995,573
Mondelez International, Inc.:
6.125% Sr. Unsec. Nts., 2/1/18	2,750,000	2,750,000
6.125% Sr. Unsec. Nts., 8/23/18	3,000,000	3,061,992

		6,807,565

11        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Tobacco—1.0%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18	$1,252,000	$ 1,322,100
BAT International Finance plc, 1.85% Sr. Unsec. Nts., 6/15/18[1]	5,620,000	5,615,232
Philip Morris International, Inc., 1.625% Sr. Unsec. Nts., 2/21/19	1,000,000	993,594

		7,930,926
Energy—2.3%
Energy Equipment & Services—0.9%
Schlumberger Holdings Corp., 2.35% Sr. Unsec. Nts., 12/21/18[1]	7,066,000	7,075,157
Oil, Gas & Consumable Fuels—1.4%
BP Capital Markets America, Inc., 4.20% Sr. Unsec. Nts., 6/15/18	1,750,000	1,763,410
BP Capital Markets plc:
1.768% Sr. Unsec. Nts., 9/19/19	1,500,000	1,485,528
2.241% Sr. Unsec. Nts., 9/26/18	2,213,000	2,216,525
2.315% Sr. Unsec. Nts., 2/13/20	1,000,000	997,639
Shell International Finance BV, 1.625% Sr. Unsec. Nts., 11/10/18	1,500,000	1,494,841
TransCanada PipeLines Ltd., 6.50% Sr. Unsec. Nts., 8/15/18	1,000,000	1,023,441
Valero Energy Corp., 9.375% Sr. Unsec. Nts., 3/15/19	2,500,000	2,690,115

		11,671,499
Financials—40.0%
Capital Markets—5.3%
Credit Suisse AG (New York), 2.44% [US0003M+68] Sr. Unsec. Nts., 4/27/18[2]	1,900,000	1,902,427
Goldman Sachs Group, Inc. (The):
2.00% Sr. Unsec. Nts., 4/25/19	1,915,000	1,904,665
2.90% Sr. Unsec. Nts., 7/19/18	4,600,000	4,618,884
2.967% [US0003M+120] Sr. Unsec. Nts., 4/30/18[2]	1,000,000	1,002,458
6.15% Sr. Unsec. Nts., 4/1/18	4,400,000	4,430,237
7.50% Sr. Unsec. Nts., 2/15/19	4,763,000	5,011,799
Morgan Stanley:
2.125% Sr. Unsec. Nts., 4/25/18	5,095,000	5,097,791
2.33% [US0003M+55] Sr. Unsec. Nts., 2/10/21[2]	500,000	501,664
2.45% Sr. Unsec. Nts., 2/1/19	1,700,000	1,702,968
5.625% Sr. Unsec. Nts., 9/23/19	3,236,000	3,391,570
6.625% Sr. Unsec. Nts., 4/1/18	4,498,000	4,532,914
7.30% Sr. Unsec. Nts., 5/13/19	2,000,000	2,120,002
UBS AG (London):
2.103% [US0003M+58] Sr. Unsec. Nts., 6/8/20[1,2]	1,000,000	1,005,245
2.20% Sr. Unsec. Nts., 6/8/20[1]	2,000,000	1,980,034
UBS AG (Stamford CT):
1.80% Sr. Unsec. Nts., 3/26/18	1,000,000	1,000,084
2.375% Sr. Unsec. Nts., 8/14/19	4,000,000	3,992,039

		44,194,781

12        OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Commercial Banks—31.3%
ABN AMRO Bank NV:
2.10% Sr. Unsec. Nts., 1/18/19[1]	$5,000,000	$4,992,400
2.149% [US0003M+41] Sr. Unsec. Nts., 1/19/21[1,2]	2,000,000	2,003,472
2.374% [US0003M+64] Sr. Unsec. Nts., 1/18/19[1,2]	2,000,000	2,009,196
2.50% Sr. Unsec. Nts., 10/30/18[1]	1,130,000	1,133,949
2.65% Sr. Unsec. Nts., 1/19/21[1]	2,000,000	1,990,436
Australia & New Zealand Banking Group Ltd.:
1.723% [US0003M+32] Sr. Unsec. Nts., 11/9/20[1,2]	1,000,000	1,002,302
1.863% [US0003M+25] Sr. Unsec. Nts., 12/19/19[1,2]	1,500,000	1,503,820
2.169% [US0003M+75] Sr. Unsec. Nts., 11/16/18[1,2]	1,000,000	1,005,166
2.25% Sr. Unsec. Nts., 12/19/19[1]	1,500,000	1,492,322
Australia & New Zealand Banking Group Ltd. (New York):
2.00% Sr. Unsec. Nts., 11/16/18	1,000,000	1,000,246
2.25% Sr. Unsec. Nts., 11/9/20	1,000,000	987,706
Bank of America Corp.:
5.65% Sr. Unsec. Nts., 5/1/18	2,000,000	2,018,456
6.50% Sr. Unsec. Nts., 7/15/18	1,896,000	1,932,886
6.875% Sr. Unsec. Nts., 4/25/18	3,000,000	3,033,796
7.625% Sr. Unsec. Nts., 6/1/19	6,340,000	6,774,259
Bank of Montreal:
2.028% [US0003M+44] Sr. Unsec. Nts., 6/15/20[2]	1,500,000	1,507,838
2.10% Sr. Unsec. Nts., 12/12/19	1,800,000	1,786,570
2.10% Sr. Unsec. Nts., 6/15/20	1,500,000	1,485,536
2.149% [US0003M+60] Sr. Unsec. Nts., 12/12/19[2]	1,200,000	1,207,782
2.375% Sr. Unsec. Nts., 1/25/19	1,000,000	1,001,546
Bank of Nova Scotia (The):
1.65% Sr. Unsec. Nts., 6/14/19	3,000,000	2,969,137
1.986% [US0003M+29] Sr. Unsec. Nts., 1/8/21[2]	2,000,000	2,002,541
2.234% [US0003M+66] Sr. Unsec. Nts., 6/14/19[2]	1,500,000	1,508,791
2.50% Sr. Unsec. Nts., 1/8/21	2,000,000	1,985,399
Bank of Tokyo-Mitsubishi UFJ Ltd. (The):
1.70% Sr. Unsec. Nts., 3/5/18[1]	4,139,000	4,138,933
2.045% [US0003M+55] Sr. Unsec. Nts., 3/5/18[1,2]	1,000,000	1,000,261
2.15% Sr. Unsec. Nts., 9/14/18[1]	1,900,000	1,900,194
2.35% Sr. Unsec. Nts., 9/8/19[1]	3,500,000	3,487,986
2.70% Sr. Unsec. Nts., 9/9/18[1]	3,000,000	3,010,116
Barclays plc, 2.00% Sr. Unsec. Nts., 3/16/18	2,216,000	2,217,004
BNP Paribas/BNP Paribas US Medium-Term Note Program LLC:
2.40% Sr. Unsec. Nts., 12/12/18	6,105,000	6,117,454
2.70% Sr. Unsec. Nts., 8/20/18	2,115,000	2,121,021
Branch Banking & Trust Co.:
1.743% [US0003M+22] Sr. Unsec. Nts., 6/1/20[2]	1,000,000	999,591
2.10% Sr. Unsec. Nts., 1/15/20	1,250,000	1,241,011
2.172% [US0003M+45] Sr. Unsec. Nts., 1/15/20[2]	1,250,000	1,255,641
2.25% Sr. Unsec. Nts., 6/1/20	1,000,000	992,510
Citibank NA:
1.85% Sr. Unsec. Nts., 9/18/19	1,000,000	990,160
1.86% [US0003M+26] Sr. Unsec. Nts., 9/18/19[2]	1,000,000	1,000,700
2.049% [US0003M+50] Sr. Unsec. Nts., 6/12/20[2]	1,000,000	1,006,028

13        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Citibank NA: (Continued) 2.10% Sr. Unsec. Nts., 6/12/20	$1,000,000	$988,127
Citigroup, Inc.:
1.70% Sr. Unsec. Nts., 4/27/18	4,065,000	4,063,053
2.05% Sr. Unsec. Nts., 6/7/19	1,000,000	994,342
2.15% Sr. Unsec. Nts., 7/30/18	2,000,000	2,001,301
2.45% [US0003M+69] Sr. Unsec. Nts., 4/27/18[2]	3,000,000	3,003,674
2.55% Sr. Unsec. Nts., 4/8/19	2,700,000	2,704,618
Commonwealth Bank of Australia, 1.375% Sr. Unsec. Nts., 9/6/18[1]	2,000,000	1,992,258
Cooperatieve Rabobank UA:
2.25% Sr. Unsec. Nts., 1/14/19	2,000,000	2,000,803
4.75% Sr. Unsec. Nts., 1/15/20[1]	1,370,000	1,428,149
Danske Bank AS:
1.997% [US0003M+51] Sr. Unsec. Nts., 3/2/20[1,2]	1,000,000	1,004,772
2.088% [US0003M+58] Sr. Unsec. Nts., 9/6/19[1,2]	3,000,000	3,017,527
2.20% Sr. Unsec. Nts., 3/2/20[1]	1,000,000	991,651
DNB Bank ASA:
2.065% [US0003M+37] Sr. Unsec. Nts., 10/2/20[1,2]	3,000,000	3,009,410
2.125% Sr. Unsec. Nts., 10/2/20[1]	4,000,000	3,938,571
HSBC Bank plc:
1.50% Sr. Unsec. Nts., 5/15/18[1]	1,500,000	1,498,261
2.056% [US0003M+64] Sr. Unsec. Nts., 5/15/18[1,2]	1,200,000	1,201,872
HSBC USA, Inc.:
2.00% Sr. Unsec. Nts., 8/7/18	2,500,000	2,499,298
2.25% Sr. Unsec. Nts., 6/23/19	3,000,000	2,993,438
2.375% Sr. Unsec. Nts., 11/13/19	3,500,000	3,491,071
2.625% Sr. Unsec. Nts., 9/24/18	2,500,000	2,509,842
ING Bank NV:
1.65% Sr. Unsec. Nts., 8/15/19[1]	2,240,000	2,207,575
2.00% Sr. Unsec. Nts., 11/26/18[1]	1,500,000	1,496,692
2.026% [US0003M+61] Sr. Unsec. Nts., 8/15/19[1,2]	1,250,000	1,256,950
2.30% Sr. Unsec. Nts., 3/22/19[1]	3,956,000	3,950,049
JPMorgan Chase & Co., 6.30% Sr. Unsec. Nts., 4/23/19	1,765,000	1,849,017
Mitsubishi UFJ Trust & Banking Corp., 2.45% Sr. Unsec. Nts., 10/16/19[1]	2,500,000	2,493,872
Mizuho Bank Ltd.:
1.85% Sr. Unsec. Nts., 3/21/18[1]	1,065,000	1,065,193
2.15% Sr. Unsec. Nts., 10/20/18[1]	7,160,000	7,160,143
2.45% Sr. Unsec. Nts., 4/16/19[1]	6,685,000	6,683,815
National Australia Bank Ltd.:
1.956% [US0003M+51] Sr. Unsec. Nts., 5/22/20[1,2]	2,000,000	2,011,616
2.059% [US0003M+35] Sr. Unsec. Nts., 1/12/21[1,2]	2,000,000	2,000,752
2.298% [US0003M+59] Sr. Unsec. Nts., 1/10/20[1,2]	1,500,000	1,510,198
2.502% [US0003M+78] Sr. Unsec. Nts., 1/14/19[1,2]	1,000,000	1,006,234
National Australia Bank Ltd. (New York):
2.00% Sr. Unsec. Nts., 1/14/19	1,000,000	997,861
2.50% Sr. Unsec. Nts., 1/12/21	2,000,000	1,989,438

14        OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Commercial Banks (Continued)
National Bank of Canada:
2.109% [US0003M+56] Sr. Unsec. Nts., 6/12/20[2]	$2,000,000	$2,014,828
2.15% Sr. Unsec. Nts., 6/12/20	2,000,000	1,978,227
2.20% Sr. Unsec. Nts., 11/2/20	1,000,000	986,290
2.331% [US0003M+60] Sr. Unsec. Nts., 1/17/20[2]	2,000,000	2,009,562
Nordea Bank AB:
1.625% Sr. Unsec. Nts., 9/30/19[1]	2,000,000	1,968,520
1.875% Sr. Unsec. Nts., 9/17/18[1]	2,000,000	1,997,182
1.947% [US0003M+47] Sr. Unsec. Nts., 5/29/20[1,2]	1,000,000	1,004,878
2.125% Sr. Unsec. Nts., 5/29/20[1]	1,000,000	988,826
2.313% [US0003M+62] Sr. Unsec. Nts., 9/30/19[1,2]	2,000,000	2,014,023
PNC Bank NA:
1.70% Sr. Unsec. Nts., 12/7/18	2,000,000	1,990,897
1.915% [US0003M+40] Sr. Unsec. Nts., 12/7/18[2]	1,000,000	1,002,995
2.45% Sr. Unsec. Nts., 11/5/20	3,000,000	2,986,295
Royal Bank of Canada:
1.625% Sr. Unsec. Nts., 4/15/19	1,000,000	991,846
1.992% [US0003M+24] Sr. Unsec. Nts., 10/26/20[2]	1,000,000	1,001,098
2.125% Sr. Unsec. Nts., 3/2/20	2,000,000	1,983,802
2.15% Sr. Unsec. Nts., 10/26/20	2,000,000	1,975,875
2.432% [US0003M+71] Sr. Unsec. Nts., 4/15/19[2]	1,000,000	1,006,424
Skandinaviska Enskilda Banken AB:
1.75% Sr. Unsec. Nts., 3/19/18[1]	2,500,000	2,500,040
2.133% [US0003M+57] Sr. Unsec. Nts., 9/13/19[1,2]	1,000,000	1,006,100
2.375% Sr. Unsec. Nts., 3/25/19[1]	3,865,000	3,864,664
Societe Generale SA:
2.625% Sr. Unsec. Nts., 10/1/18	9,825,000	9,866,740
2.625% Sr. Unsec. Nts., 9/16/20[1]	2,460,000	2,456,989
2.775% [US0003M+108] Sr. Unsec. Nts., 10/1/18[2]	1,000,000	1,006,952
Sumitomo Mitsui Banking Corp.:
1.762% Sr. Unsec. Nts., 10/19/18	2,770,000	2,762,389
1.966% Sr. Unsec. Nts., 1/11/19	1,250,000	1,246,565
2.044% [US0003M+31] Sr. Unsec. Nts., 10/18/19[2]	1,000,000	1,001,475
2.092% Sr. Unsec. Nts., 10/18/19	1,000,000	992,385
2.25% Sr. Unsec. Nts., 7/11/19	5,300,000	5,281,514
2.409% [US0003M+67] Sr. Unsec. Nts., 10/19/18[2]	2,000,000	2,007,035
SunTrust Banks, Inc., 2.35% Sr. Unsec. Nts., 11/1/18	987,000	988,791
Svenska Handelsbanken AB:
1.50% Sr. Unsec. Nts., 9/6/19	1,000,000	985,879
1.883% [US0003M+36] Sr. Unsec. Nts., 9/8/20[2]	3,000,000	3,013,826
1.95% Sr. Unsec. Nts., 9/8/20	2,500,000	2,457,202
1.998% [US0003M+49] Sr. Unsec. Nts., 9/6/19[2]	1,000,000	1,005,631
Toronto-Dominion Bank (The):
1.45% Sr. Unsec. Nts., 8/13/19	1,000,000	985,963
1.85% Sr. Unsec. Nts., 9/11/20	500,000	491,001
1.891% [US0003M+15] Sr. Unsec. Nts., 10/24/19[2]	1,000,000	1,000,243
1.90% Sr. Unsec. Nts., 10/24/19	1,750,000	1,734,245
2.154% [US0003M+42] Sr. Unsec. Nts., 1/18/19[2]	600,000	601,957
2.55% Sr. Unsec. Nts., 1/25/21	1,000,000	995,906

15        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Toronto-Dominion Bank (The): (Continued) 2.585% [US0003M+84] Sr. Unsec. Nts., 1/22/19[2]	$2,000,000	$2,013,686
US Bank NA (Cincinnati OH):
1.913% [US0003M+14] Sr. Unsec. Nts., 10/23/20[2]	2,000,000	1,997,189
2.05% Sr. Unsec. Nts., 10/23/20	4,000,000	3,947,091
2.35% Sr. Unsec. Nts., 1/23/20	1,000,000	997,713
Wells Fargo Bank NA:
2.054% [US0003M+31] Sr. Unsec. Nts., 1/15/21[2]	3,500,000	3,508,505
2.40% Sr. Unsec. Nts., 1/15/20	3,500,000	3,492,517
Westpac Banking Corp.:
1.95% Sr. Unsec. Nts., 11/23/18	1,000,000	998,594
2.113% [US0003M+34] Sr. Unsec. Nts., 1/25/21[2]	2,000,000	2,002,360
2.202% [US0003M+74] Sr. Unsec. Nts., 11/23/18[2]	1,000,000	1,005,364
2.65% Sr. Unsec. Nts., 1/25/21	1,500,000	1,496,207

		260,439,891
Consumer Finance—3.4%
American Express Co.:
2.097% [US0003M+33] Sr. Unsec. Nts., 10/30/20[2]	1,000,000	1,001,783
2.20% Sr. Unsec. Nts., 10/30/20	1,500,000	1,480,418
7.00% Sr. Unsec. Nts., 3/19/18	7,245,000	7,293,273
American Express Credit Corp.:
1.715% [US0003M+33] Sr. Unsec. Nts., 5/3/19[2]	1,000,000	1,002,227
1.875% Sr. Unsec. Nts., 5/3/19	2,500,000	2,485,253
Capital One Financial Corp.:
2.217% [US0003M+45] Sr. Unsec. Nts., 10/30/20[2]	2,000,000	2,002,788
2.40% Sr. Unsec. Nts., 10/30/20	2,000,000	1,975,773
Capital One NA, 2.35% Sr. Unsec. Nts., 8/17/18	10,537,000	10,551,859

		27,793,374
Industrials—1.5%
Aerospace & Defense—0.1%
BAE Systems Holdings, Inc., 6.375% Sr. Unsec. Nts., 6/1/19[1]	1,091,000	1,143,776
Industrial Conglomerates—0.2%
General Electric Co., 5.625% Sr. Unsec. Nts., 5/1/18	500,000	504,643
Honeywell International, Inc., 1.80% Sr. Unsec. Nts., 10/30/19	1,000,000	991,464

		1,496,107
Machinery—1.2%
Ingersoll-Rand Global Holding Co. Ltd.:
2.875% Sr. Unsec. Nts., 1/15/19	1,808,000	1,818,936
6.875% Sr. Unsec. Nts., 8/15/18	5,085,000	5,212,551
John Deere Capital Corp.:
1.65% Sr. Unsec. Nts., 10/15/18	2,000,000	1,994,649
1.95% Sr. Unsec. Nts., 6/22/20	1,000,000	988,658

		10,014,794

16        OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Information Technology—1.7%
IT Services—1.1%
Western Union Co. (The):
2.246% [US0003M+80] Sr. Unsec. Nts., 5/22/19[2]	$6,000,000	$6,029,581
3.65% Sr. Unsec. Nts., 8/22/18	3,000,000	3,026,414

		9,055,995
Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc.:
1.80% Sr. Unsec. Nts., 5/11/20	3,500,000	3,454,047
1.90% Sr. Unsec. Nts., 2/7/20	2,000,000	1,982,663

		5,436,710
Telecommunication Services—3.6%
Diversified Telecommunication Services—3.1%
AT&T, Inc.:
2.375% Sr. Unsec. Nts., 11/27/18	2,000,000	2,004,271
5.50% Sr. Unsec. Nts., 2/1/18	6,745,000	6,745,000
5.60% Sr. Unsec. Nts., 5/15/18	1,955,000	1,975,400
5.80% Sr. Unsec. Nts., 2/15/19	5,625,000	5,823,732
5.875% Sr. Unsec. Nts., 10/1/19	1,000,000	1,054,475
Deutsche Telekom International Finance BV, 6.75% Sr. Unsec. Nts., 8/20/18	8,129,000	8,334,450

		25,937,328
Wireless Telecommunication Services—0.5%
Vodafone Group plc, 4.625% Sr. Unsec. Nts., 7/15/18	3,745,000	3,787,855
Utilities—2.4%
Electric Utilities—2.4%
Duke Energy Corp., 6.25% Sr. Unsec. Nts., 6/15/18	10,164,000	10,321,546
Eversource Energy:
1.45% Sr. Unsec. Nts., 5/1/18	2,500,000	2,497,425
2.50% Sr. Unsec. Nts., 3/15/21	2,000,000	1,988,430
NextEra Energy Capital Holdings, Inc., 1.649% Sr. Unsec. Nts., 9/1/18	5,242,000	5,228,245

		20,035,646

Total Corporate Bonds and Notes (Cost $505,527,689)		504,238,383
Short-Term Notes—34.0%
Banks—2.0%
Bank of Nova Scotia (The), 1.73%, 10/24/18[3,4]	5,000,000	4,926,924
ING US Funding LLC, 1.67%, 7/16/18[4]	5,000,000	4,955,226
Societe Generale SA, 1.595%, 5/25/18[3,4]	2,000,000	1,988,834
Toronto-Dominion Bank (The), 1.73%, 10/18/18[1,3,4]	5,000,000	4,926,334

		16,797,318
Building Products—1.4%
Assa Abloy Financial AB, 1.864%, 2/22/18[1,3,4]	12,000,000	11,986,888

17        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets—0.8%
UBS AG (Stamford CT):
1.688%, 9/17/18[1,3,4]	$4,000,000	$ 3,948,221
1.761%, 10/3/18[1,3,4]	3,000,000	2,957,880

		6,906,101
Chemicals—0.1%
Agrium, Inc., 1.953%, 2/1/18[4]	500,000	499,977
Computers & Peripherals—2.4%
HP, Inc., 1.715%, 3/22/18[4]	5,200,000	5,188,820
NetApp, Inc., 1.783%, 2/26/18[1,3,4]	15,000,000	14,980,554

		20,169,374
Diversified Financial Services—1.5%
Ford Motor Credit Co. LLC:
1.986%, 4/23/18[3,4]	200,000	199,159
1.989%, 8/20/18[3,4]	2,500,000	2,471,036
2.008%, 6/1/18[3,4]	1,800,000	1,788,299
2.02%, 8/3/18[3,4]	2,000,000	1,979,034
2.04%, 10/4/18[3,4]	1,700,000	1,674,467
2.041%, 9/5/18[3,4]	4,800,000	4,738,893

		12,850,888
Electric Utilities—1.6%
Puget Sound Energy, Inc.:
1.803%, 2/12/18[4]	5,500,000	5,496,836
1.904%, 2/1/18[4]	7,450,000	7,449,657

		12,946,493
Electrical Equipment—0.7%
Eaton Corp., 1.771%, 2/8/18[1,3,4]	5,800,000	5,797,808
Energy Equipment & Services—1.7%
TransCanada PipeLines Ltd., 1.99%, 4/12/18[1,3,4]	14,400,000	14,345,074
Food & Staples Retailing—2.0%
Walgreens Boots Alliance, Inc.:
2.084%, 5/4/18[4]	12,200,000	12,137,155
2.133%, 7/16/18[4]	4,000,000	3,960,492

		16,097,647
Food Products—1.2%
Mondelez International, Inc.:
1.919%, 4/9/18[3,4]	6,000,000	5,978,172
1.929%, 4/10/18[3,4]	4,000,000	3,985,211

		9,963,383

18        OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Health Care Providers & Services—1.9%
McKesson Corp., 2.074%, 2/2/18[1,3,4]	$16,000,000	$ 15,998,522
Hotels, Restaurants & Leisure—1.9%
Marriott International, Inc.:
2.005%, 2/26/18[1,3,4]	11,000,000	10,985,740
2.006%, 3/12/18[1,3,4]	5,000,000	4,989,711

		15,975,451
Leasing & Factoring—2.7%
Hitachi Capital America Corp.:
1.933%, 2/5/18[4]	8,000,000	7,998,130
1.933%, 2/12/18[4]	10,000,000	9,994,247
Toyota Motor Credit Corp., 1.671%, 7/23/18[4]	4,000,000	3,964,766

		21,957,143
Media—1.9%
WPP CP Finance plc:
1.689%, 2/13/18[1,3,4]	3,500,000	3,497,810
1.715%, 2/12/18[1,3,4]	12,400,000	12,392,866

		15,890,676
Multi-Utilities—1.7%
CenterPoint Energy Resources Corp., 1.876%, 3/21/18[1,3,4]	14,000,000	13,964,195
Oil, Gas & Consumable Fuels—1.9%
Eni Finance USA, Inc.:
1.78%, 7/5/18[3,4]	9,000,000	8,919,904
1.968%, 10/5/18[3,4]	5,000,000	4,924,287
1.988%, 10/9/18[3,4]	1,900,000	1,870,697

		15,714,888
Special Purpose Financial—1.8%
ABN Amro Funding USA LLC, 1.681%, 7/11/18[1,3,4]	5,000,000	4,957,939
Bedford Row Funding Corp.:
1.471%, 5/10/18[4]	3,000,000	2,985,381
1.574%, 3/16/18[4]	2,000,000	1,996,096
1.729%, 10/5/18[4]	5,000,000	4,930,668

		14,870,084
Telephone Utilities—4.8%
Bell Canada:
1.657%, 2/27/18[3,4]	1,500,000	1,498,005
1.939%, 4/19/18[3,4]	4,800,000	4,780,209
1.939%, 4/23/18[3,4]	8,000,000	7,965,122
1.96%, 4/17/18[3,4]	300,000	298,798
2.005%, 2/9/18[3,4]	1,706,000	1,705,274
Telus Corp.:
1.699%, 3/28/18[1,4]	15,000,000	14,955,761
1.699%, 3/29/18[1,4]	1,500,000	1,495,492

19        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Telephone Utilities (Continued)
Vodafone Group plc:
1.75%, 9/13/18[4]	$2,000,000	$1,972,125
1.75%, 9/4/18[4]	4,000,000	3,946,744
1.76%, 8/31/18[4]	500,000	493,481
1.802%, 10/4/18[4]	1,000,000	984,584

		40,095,595

Total Short-Term Notes (Cost $282,963,745)		282,827,505
Total Investments, at Value (Cost $811,795,639)	97.5%	810,308,728
Net Other Assets (Liabilities)	2.5	21,132,438

Net Assets	100.0%	$831,441,166

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $287,744,552 or 34.61% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $187,421,867 or 22.54% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4. Current yield as of period end.

Futures Contracts as of January 31, 2018

Description	Buy/Sell	Expiration Date	Number Notional Amount		Value	Unrealized Appreciation /
			of Contracts	(000’s)		(Depreciation)
United States Treasury Nts., 2 yr.	Sell	3/29/18	400	USD 86,038	$ 85,293,750	$ 743,927

Glossary:
Definitions
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
US0003M	ICE LIBOR USD 3 Month

See accompanying Notes to Financial Statements.

20        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2018 Unaudited

Assets
Investments, at value (cost $811,795,639)—see accompanying statement of investments	$810,308,728
Cash	132,631
Cash used for collateral on futures	204,750
Receivables and other assets:
Investments sold	16,287,571
Interest	4,277,084
Shares of beneficial interest sold	201,995
Variation margin receivable	37,500
Other	70,180

Total assets	831,520,439
Liabilities
Payables and other liabilities:
Trustees’ compensation	29,055
Dividends	15,457
Shares of beneficial interest redeemed	10,178
Shareholder communications	1,020
Other	23,563

Total liabilities	79,273
Net Assets	$831,441,166

Composition of Net Assets
Par value of shares of beneficial interest	$166,100
Additional paid-in capital	831,901,382
Accumulated net investment income	6,685
Accumulated net realized gain on investments	109,983
Net unrealized depreciation on investments	(742,984)

Net Assets	$831,441,166

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $100,054 and 20,000 shares of beneficial interest outstanding)	$5.00
Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,172,866 and 2,007,563 shares of beneficial interest outstanding)	$5.07
Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $821,168,246 and 164,072,309 shares of beneficial interest outstanding)	$5.00

See accompanying Notes to Financial Statements.

21        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF

OPERATIONS For the Six Months Ended January 31, 2018 Unaudited

Investment Income
Interest	$ 8,087,236
Expenses
Management fees	1,388,317
Transfer and shareholder servicing agent fees:
Class A	26
Class I	1,827
Class Y	228,316
Shareholder communications — Class Y	5,981
Trustees’ compensation	24,227
Borrowing fees	15,219
Custodian fees and expenses	2,418
Other	64,156

Total expenses	1,730,487
Less waivers and reimbursements of expenses	(558,303)

Net expenses	1,172,184
Net Investment Income	6,915,052
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	(102,042)
Futures contracts	246,698

Net realized gain	144,656
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(2,154,758)
Futures contracts	715,940

Net change in unrealized appreciation/depreciation	(1,438,818)
Net Increase in Net Assets Resulting from Operations	$ 5,620,890

See accompanying Notes to Financial Statements.

22        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017
Operations
Net investment income	$6,915,052	$ 6,126,758
Net realized gain	144,656	115,615
Net change in unrealized appreciation/depreciation	(1,438,818)	328,225

Net increase in net assets resulting from operations	5,620,890	6,570,598
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(723)	(1,112)
Class I	(90,639)	(99,755)
Class Y	(6,837,175)	(6,025,698)

	(6,928,537)	(6,126,565)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	—	—
Class I	77,954	(3,690,275)
Class Y	58,962,403	366,136,008

	59,040,357	362,445,733
Net Assets
Total increase	57,732,710	362,889,766
Beginning of period	773,708,456	410,818,690

End of period (including accumulated net investment income of $6,685 and $20,170, respectively)	$831,441,166	$ 773,708,456

See accompanying Notes to Financial Statements.

23        OPPENHEIMER ULTRA-SHORT DURATION FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016[1]	Year Ended July 31, 2015[1]	Year Ended July 31, 2014[1]	Year Ended July 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$5.01	$5.01	$5.00	$5.01	$5.00	$5.00
Income (loss) from investment operations:
Net investment income[2]	0.04	0.06	0.04	0.02	0.01	0.02
Net realized and unrealized gain (loss)	(0.01)	0.00[3]	0.01	(0.01)	0.01	0.00[3]

Total from investment operations	0.03	0.06	0.05	0.01	0.02	0.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.06)	(0.04)	(0.02)	(0.01)	(0.02)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]

Total dividends and/or distributions to shareholders	(0.04)	(0.06)	(0.04)	(0.02)	(0.01)	(0.02)
Net asset value, end of period	$5.00	$5.01	$5.01	$5.00	$5.01	$5.00

Total Return, at Net Asset Value[4]	0.52%	1.12%	0.96%	0.21%	0.37%	0.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$100	$100	$100	$100	$100	$100
Average net assets (in thousands)	$100	$100	$100	$100	$100	$100
Ratios to average net assets:[5]
Net investment income	1.43%	1.11%	0.86%	0.29%	0.24%	0.37%
Expenses excluding specific expenses listed below	0.37%	0.38%	0.38%	0.38%	0.37%	0.38%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	0.37%	0.38%[7]	0.38%[7]	0.38%[7]	0.37%[7]	0.38%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.32%	0.32%	0.33%	0.33%	0.32%	0.38%[8]
Portfolio turnover rate	26%	52%	90%	106%	86%	61%

24        OPPENHEIMER ULTRA-SHORT DURATION FUND

1. On August 7, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2017	0.38%
Year Ended July 31, 2016	0.38%
Year Ended July 31, 2015	0.38%
Year Ended July 31, 2014	0.37%
Year Ended July 31, 2013	0.38%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25        OPPENHEIMER ULTRA-SHORT DURATION FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016[1]	Period Ended July 31, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$5.07	$5.01	$5.00	$5.01

Income (loss) from investment operations:
Net investment income[3]	0.04	0.06	0.05	0.02
Net realized and unrealized gain (loss)	(0.00)[4]	0.06	0.01	(0.01)

Total from investment operations	0.04	0.12	0.06	0.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.06)	(0.05)	(0.02)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)[4]

Total dividends and/or distributions to shareholders	(0.04)	(0.06)	(0.05)	(0.02)
Net asset value, end of period	$5.07	$5.07	$5.01	$5.00

Total Return, at Net Asset Value[5]	0.75%	2.38%	1.04%	0.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,173	$10,109	$13,789	$10

Average net assets (in thousands)	$12,083	$8,238	$5,453	$10

Ratios to average net assets:[6]
Net investment income	1.49%	1.21%	1.02%	0.42%
Expenses excluding specific expenses listed below	0.35%	0.36%	0.37%	0.35%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]

Total expenses	0.35%	0.36%[8]	0.37%[8]	0.35%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.25%	0.25%	0.25%	0.25%

Portfolio turnover rate	26%	52%	90%	106%

1. On August 7, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. For the period from November 28, 2014 (inception of offering) to July 31, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2017	0.36%
Year Ended July 31, 2016	0.37%
Period Ended July 31, 2015	0.35%

See accompanying Notes to Financial Statements.

26        OPPENHEIMER ULTRA-SHORT DURATION FUND

Class Y	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016[1]	Year Ended July 31, 2015[1]	Year Ended July 31, 2014[1]	Year Ended July 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$5.01	$5.01	$5.00	$5.01	$5.01	$5.01
Income (loss) from investment operations:
Net investment income[2]	0.04	0.06	0.05	0.02	0.02	0.03
Net realized and unrealized gain (loss)	(0.01)	0.00[3]	0.01	(0.01)	0.00[3]	0.00[3]

Total from investment operations	0.03	0.06	0.06	0.01	0.02	0.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.06)	(0.05)	(0.02)	(0.02)	(0.03)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]

Total dividends and/or distributions to shareholders	(0.04)	(0.06)	(0.05)	(0.02)	(0.02)	(0.03)
Net asset value, end of period	$5.00	$5.01	$5.01	$5.00	$5.01	$5.01

Total Return, at Net Asset Value[4]	0.56%	1.19%	1.05%	0.29%	0.34%	0.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$821,168	$763,499	$396,930	$276,780	$599,559	$465,604
Average net assets (in thousands)	$905,262	$501,550	$295,268	$431,806	$583,205	$317,099
Ratios to average net assets:[5]
Net investment income	1.50%	1.20%	0.94%	0.35%	0.31%	0.48%
Expenses excluding specific expenses listed below	0.37%	0.38%	0.39%	0.38%	0.38%	0.39%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	0.37%	0.38%[7]	0.39%[7]	0.38%[7]	0.38%[7]	0.39%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Portfolio turnover rate	26%	52%	90%	106%	86%	61%

27        OPPENHEIMER ULTRA-SHORT DURATION FUND

FINANCIAL HIGHLIGHTS Continued

1. On August 7, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2017	0.38%
Year Ended July 31, 2016	0.39%
Year Ended July 31, 2015	0.38%
Year Ended July 31, 2014	0.38%
Year Ended July 31, 2013	0.39%

See accompanying Notes to Financial Statements.

28        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2018 Unaudited

1. Organization

Oppenheimer Ultra-Short Duration Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class I and Class Y shares. Class A shares are sold at their offering price, which is the net asset value per share without any initial sales charge. Class A shares are currently not available for purchase. Class I and Class Y shares are sold to certain institutional investors without a front-end sales charge, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized

29        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2017, the Fund utilized $360,320 of capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that there would be no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net

30        OPPENHEIMER ULTRA-SHORT DURATION FUND

2. Significant Accounting Policies (Continued)

realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$811,795,639
Federal tax cost of other investments	84,549,823

Total federal tax cost	$896,345,462

Gross unrealized appreciation	$1,066,838
Gross unrealized depreciation	(1,809,822)

Net unrealized depreciation	$(742,984)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt

31        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

32        OPPENHEIMER ULTRA-SHORT DURATION FUND

3. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$21,262,900	$—	$21,262,900
U.S. Government Obligation	—	1,979,940	—	1,979,940
Corporate Bonds and Notes	—	504,238,383	—	504,238,383
Short-Term Notes	—	282,827,505	—	282,827,505

Total Investments, at Value	—	810,308,728	—	810,308,728
Other Financial Instruments:
Futures contracts	743,927	—	—	743,927

Total Assets	$743,927	$810,308,728	$—	$811,052,655

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Shareholder Concentration. At period end, two shareholders each owned 20% or more of the Fund’s total outstanding shares.

The shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 87% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and

33        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in

34        OPPENHEIMER ULTRA-SHORT DURATION FUND

6. Use of Derivatives (Continued)

losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $79,075,223 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the

35        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as

36        OPPENHEIMER ULTRA-SHORT DURATION FUND

6. Use of Derivatives (Continued)

cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

Asset Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Interest rate contracts Variation margin receivable		$ 37,500*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$246,698

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$715,940

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	—	$—	—	$ —
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	—	$ —

37        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended January 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class I
Sold	447	$2,265	2,571,186	$12,999,988
Dividends and/or distributions reinvested	14,929	75,689	17,805	90,270
Redeemed	—	—	(3,349,975)	(16,780,533)

Net increase (decrease)	15,376	$77,954	(760,984)	$(3,690,275)

Class Y
Sold	159,523,590	$799,212,772	149,137,239	$747,177,572
Dividends and/or distributions reinvested	1,364,271	6,832,556	1,202,337	6,023,706
Redeemed	(149,133,123)	(747,082,925)	(77,258,537)	(387,065,270)

Net increase	11,754,738	$58,962,403	73,081,039	$366,136,008

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$187,888,262	$101,185,808

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.30%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall

38        OPPENHEIMER ULTRA-SHORT DURATION FUND

9. Fees and Other Transactions with Affiliates (Continued)

be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 0.65% for Class A shares and 0.25% for Class I and Class Y shares, respectively. The Manager will also waive a portion of the advisory fee on Class A shares to the same extent that it waives any of the advisory fee on Class I or Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$26
Class I	6,022
Class Y	552,255

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one

39        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Share Split

As of the close of business on August 7, 2015, the Fund implemented a 2 for 1 share split. This share split effectively increased the number of outstanding shares for the Fund. As a result, shareholders’ accounts reflect additional shares with a lower net asset value per share. While the number of shares increased, neither the Fund’s holdings nor the total value of shareholders’ investments was affected. Per share data in the financial highlights prior to August 7, 2015, has been adjusted to give effect to this share split.

40        OPPENHEIMER ULTRA-SHORT DURATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”).Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

41        OPPENHEIMER ULTRA-SHORT DURATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Proctor and Adam Wilde, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers.

The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other ultrashort bond funds. The Board noted that the Fund underperformed its category median for the one-, three- and five-year periods. The Board considered the Adviser’s assertion that the relative underperformance is primarily due to the wide dispersion of strategies employed by funds in the ultrashort bond category. The Board also considered that the top performing funds have generally achieved stronger yields by taking significantly more credit risk, as well as by going out further on the yield curve. The Board considered the Adviser’s assertion that the Fund would be less likely to display strong relative performance in a positive credit environment, as was the case over the one-year period, but the Fund would be more likely to outperform other funds in the ultrashort bond category in rising rate and/or more credit-challenged environments.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other ultrashort bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s total expenses, net of waivers, and its contractual management fee were lower than their respective peer group medians and category medians. The Board also considered that the Adviser has contractually agreed to waive fees and/or reimburse the Fund so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 0.65% for Class A shares and 0.25% for Class I shares and Class Y

42        OPPENHEIMER ULTRA-SHORT DURATION FUND

shares. This expense limitation may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee. The Board noted that the Fund does not have management fee breakpoints at this time.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

43        OPPENHEIMER ULTRA-SHORT DURATION FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds.

Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

44        OPPENHEIMER ULTRA-SHORT DURATION FUND

OPPENHEIMER ULTRA-SHORT DURATION FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Christopher Proctor, Vice President
Adam S. Wilde, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All Rights reserved.

45        OPPENHEIMER ULTRA-SHORT DURATION FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

46        OPPENHEIMER ULTRA-SHORT DURATION FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

47        OPPENHEIMER ULTRA-SHORT DURATION FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1740.001.0118 March 23, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Ultra-Short Duration Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/16/2018